Orrstown Financial Services, Inc.






ORRSTOWN BANK

Celebrating 100 Years as an Independent and Growing Community Bank

Boenning & Scattergood, Inc. • Community Bank Conference • August 7-8, 2019

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect the current views of the Company's management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "project," "forecast," "goal," "target," "would" and "outlook," or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will be able to continue to successfully execute on our strategic growth plan into Dauphin, Lancaster, York and Berks counties, Pennsylvania, and the greater Baltimore market in Maryland, with newer markets continuing to be receptive to our community banking model; to take advantage of market disruption; and to experience sustained growth in loans and deposits or maintain the momentum experienced to date from these actions. Factors which could cause the actual results of the Company's operations to differ materially from expectations include, but are not limited to: ineffectiveness of the Company's strategic growth plan due to changes in current or future market conditions; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; the integration of the Company's strategic acquisitions; the inability to fully achieve expected savings, efficiencies or synergies from mergers and acquisitions, or taking longer than estimated for such savings, efficiencies and synergies to be realized; changes in laws and regulations; interest rate movements; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatilities in the securities markets; deteriorating economic conditions; expenses associated with pending litigation and legal proceedings; and other risks and uncertainties, including those set forth under the heading "Risk Factors" in the Company's 2018 Annual Report on Form 10-K and subsequent filings. The foregoing list of factors is not exhaustive.

If one or more events related to these or other risks or uncertainties materialize, or if Orrstown's underlying assumptions prove to be incorrect, actual results may differ materially from what Orrstown anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Orrstown does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Orrstown to predict those events or how they may affect it. In addition, Orrstown cannot assess the impact of each factor on Orrstown's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this document are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Orrstown or persons acting on Orrstown's behalf may issue. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. In addition, please refer to the Risk Factors listed in Orrstown's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Non-GAAP Measures Disclosure

In this presentation we refer to net interest margin, excluding the impact of purchase accounting, which is a non-GAAP measure. For a reconciliation of this non-GAAP measure to GAAP results and our rationale for usage of non-GAAP measures, see the appendix in this presentation.

We also refer to Core Return on Average Assets and the Efficiency Ratio as computed and provided by S&P Global Market Intelligence, an organization that provides financial and industry data and analytics to individuals, companies and governments. The appendix in this presentation includes a reconciliation of the data elements used by S&P Global Market Intelligence in their calculations.

Path to Improving Long Term Performance


Core ROAA (%)
1.40
1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50
0.40
2015
2016
2017
2018
YTD
ORRF
Peers

Data Source: S&P Global Market Intelligence

- Mercersburg Transaction: Full integration not reflected in 4Q18
- Hamilton Transaction: Conversion slated for 3Q19
- Fee Income: Average mortgage at former Hamilton Bank $403,000 vs. $202,000 in legacy Orrstown markets. Not currently offering wealth management in former Hamilton markets
- Balance Sheet Shift: Migration of Hamilton's balance sheet from mortgages and CDs to commercial loans and relationship deposits

Company Overview



34 MILES
Mifflin
Juniata
Perry
Dauphin
Lebanon
Berks
Cumberland
Franklin
Adams
York
Lancaster
Harrisburg
Hershey
Reading
Lititz
Ephrata
New Holland
Columbia
Red Lion
Hanover
Gettysburg
Waynesboro
Chambersburg
Washington
Frederick
Carroll
Harford
Cecil
Baltimore
Howard
Montgomery
Anne Arundel
Kent
Queen Anne's
Loudoun
Clarke
Jefferson
Berkeley
Towson
Columbia

Key Metrics at 6/30/2019	
Market Cap[1]	~$247 million
Assets	~$2.4 billion
Loans	~$1.6 billion
Deposits	~$2.0 billion
ROE	6.16%
ROA	0.56%
Efficiency Ratio	70.7%
LTD Ratio	80.0%

- Four geographic regions: Market Presidents have full authority and autonomy (within ERM guidelines)
- Markets connected by Interstate 81 and 83 corridors
- Market Presidents are all seasoned best-in-class bankers

LEGEND	
Legacy Region	
Capital Region	
Lancaster/Berks Region	
Maryland Region	
Full Service Branch	●
Loan Production Office	▲

1. At close of business 6/28/2019: $21.99/share x 11,223,993 shares outstanding; All other information as publicly reported as of 6/30/2019

Company Overview (continued)

GROWING REGIONAL FINANCIAL INSTITUTION	• Favorable regional demographics in both South-Central Pennsylvania and Maryland • Continue to benefit from market disruption in PA and expect similar benefit in MD • Market President organizational structure; benefitting from mix of talent from larger FI's and solid legacy sales force • Executive leadership from more complex FI's and have M&A experience
BUSINESS MODEL	• Focus on commercial lending and deposit gathering • Trust, Wealth Management, and Brokerage over $1.4 billion in total assets and strong upside growth potential • Solid mortgage business[1] and retail distribution network not fully leveraged yet • Super Community Bank leader in technology investments; over $5 million last 5 years • Maintain strong enterprise risk management and credit culture • Maintain disciplined expense control with investments focused on revenue generating initiatives • Reposition and reinvest in franchise • Deliver long-term value

WELL POSITIONED FOR SUSTAINED GROWTH	• Attractive and expanding footprint
	• Ready access to capital markets
	• Expansion into growth markets to south and east
	    • Organic expansion
	    • Two acquisitions integrated over last 12 months[2]
	• Experienced management team
	• Structure, technology, processes, and procedures of a much larger organization

WINNING THE TALENT WAR	• Employer of choice in our markets and consistently attracting superior customer-facing talent
	• Organization has philosophy of continual talent upgrades:
	    • 55% of employees with organization 5 years or less
	    • Investments in Learning and Development ("Orrstown University")

1. Average mortgage at former Hamilton Bank $403,000 vs. $202,000 in legacy Orrstown markets; 2. Hamilton/Orrstown systems conversion scheduled for weekend of 8/16/2019

Experienced Leadership Team

Name/Title	Banking Experience	Joined ORRF	Experience / Disciplines	Prior Experience
Thomas R. Quinn, Jr. *President & CEO*	29 years	2009	CEO | Strategy | Sales | Executive	Citi, Fifth Third
Thomas R. Brugger *EVP/Chief Financial Officer*	28 years	2019	Finance | Treasury | Strategy | Executive	Sun National, Customers, Sovereign
Barbara E. Brobst *EVP/Chief Human Resources Officer*	37 years	1997	HR | Training | Trust | Executive	Financial Trust
Robert G. Coradi *EVP/Chief Risk Officer*	31 years	2012	Credit | Operations | Executive	Susquehanna
Philip E. Fague *EVP/Trust and Wealth Management*	31 years	1988	Mortgage | Trust | Lending | Executive	Orrstown Bank
Robert Fignar *EVP/Operations, Technology, Logistics*	33 years	2018	CEO | Strategy | Sales | Executive	FCBM
Jeffrey S. Gayman EVP/Market President	23 years	1996	Lending | Retail | Executive	Orrstown Bank
Christopher Holt EVP/Market President	30 Years	2019	Lending | Retail | Executive	BB&T, Susquehanna
David T. Hornberger EVP/Market President	33 years	2016	Lending | Executive	Susquehanna, Graystone/Tower
Zachary Khuri EVP/Market President	11 years	2019	Lending | Executive	FNB, Metro
Adam L. Metz *EVP/Chief Lending Officer*	23 years	2016	Lending | Executive	Metro, M&T
Luke Bernstein *EVP/Chief Retail Officer*	5 years	2017	Communications | Executive	PBA, Office of Governor, Prudential Securities

Demographics Trends & Market Share

Geography	2019 Households (#)	5 Year Proj. Gr. (%)	2019 Median HHI ($)	2019 Businesses (#)	May '19 Unemploy (%)	Entered Market (Year)	Branch Count (#)	Deposits ($000)	Market Share (%)
Cumberland, PA	102,597	3.76	69,844	9,335	3.0	1981	7	761,594	11.92
Dauphin, PA	114,967	2.02	64,520	11,833	3.5	2016	1	20,645	0.33
Franklin, PA	60,336	1.65	63,897	5,544	3.2	1919	10	501,372	23.10
Lancaster, PA	205,580	2.67	66,927	19,739	3.0	2015	7	77,057	0.69
Perry, PA	18,232	1.25	65,630	1,424	3.0	2006	5	91,719	12.84
Pennsylvania	**5,109,218**	**0.93**	**62,370**	**496,809**	**3.9**				
Anne Arundel, MD	216,299	4.11	102,920	20,430	3.1	2019	1	50,832	0.41
Baltimore, MD	327,381	2.26	79,279	28,508	3.7	2019	3	238,282	1.30
Baltimore, MD (City)	245,803	-0.14	52,503	22,617	5.1	2019	2	76,925	0.30
Howard, MD	119,765	5.67	127,845	11,530	2.8	2019	1	43,113	0.60
Washington, MD	56,909	2.19	58,180	5,612	3.7	2008	1	35,425	1.58
Maryland	**2,274,491**	**2.99**	**85,459**	**216,949**	**3.9**				
USA	**125,018,808**	**3.73**	**63,174**	**12,492,759**	**3.8**				
Berks, PA	156,441	1.08	64,996	15,067	3.8	Serviced through Lancaster Region			
York, PA	173,234	1.59	67,969	14,726	3.3	LPO opened 2018; Part of Capital Region			
Carroll, MD	60,986	1.99	98,279	6,170	2.8	Serviced through Maryland Region			
Frederick, MD	93,587	4.99	96,662	9,478	3.2	Serviced through Maryland Region			

Source; S&P Global; Data as of June 30,2018

- Newer markets have favorable size and demographic trends compared to legacy markets
- 70.1% of aggregate market deposits controlled by 6 banks—all with assets greater than $50.0 billion
  - Disruption represents opportunity in Maryland—new hires and forgotten customers
- More rural markets influenced by smaller community banks

Data Source: S&P Global Market Intelligence

2015-2019: Strategic Investments Continue

2015

Investments in customer-facing talent to take advantage of significant market disruption:

- Cash Management Team
- Commercial Lender lift outs begin
- First investment in Lancaster County
- "Acquisition without the intangibles"

2016

Investments in customer-facing talent continue:

- 14 new customer-facing hires
- Continue franchise expansion east of Susquehanna River (Lancaster and Dauphin counties)

Opened <1,000 sq. ft. "one drawer" branch at HRO. Currently exceeds $40MM in deposits.

2017

Reaped rewards of previous investments:

- Continued organic expansion with double digit loan and deposit growth
- Maintain LTD ratio in low to mid 80% range
- Improved Efficiency ratio by 870-plus bps
- 1Q17 to 4Q17 NIM improvement

2018

- First acquisition announced: Mercersburg Financial Corp.
- Second acquisition announced: Hamilton Bancorp
- Continued organic growth: three new branches opened in Lancaster, LPO in York
- Continued strong Y-O-Y performance (NI +40%)
- Closed Mercersburg in 4Q18

2019

- Successful Mercersburg core conversion Q1
- Exceeded 45% expense reduction goal
- Closed Hamilton in Q2
- On target to achieve 40% expense reduction goal
- Hamilton conversion scheduled for Q3
- Market President for Maryland market joined in July
- CFO joined in July

KEY TAKEAWAYS

- Experienced management team began investing in franchise expansion earlier than competition: *"Investments in technology and talent."* Must continue to maintain organic growth
- "The channel suggested Orrstown won the hiring bonanza following a spate of acquisitions in its market."
- Truist MOE presents same opportunity in Maryland market.
- Strategic plan anticipates combination of continued organic growth and an eye toward acquisition opportunities.

Community Bank Technology Leader

Data as a Differentiator

Defensive capabilities:

- Real-time monitoring of malicious actor penetration attempts (left)
- Real-time monitoring of network, core, and ancillary systems by location (right)





Data as a Differentiator

Offensive capabilities:

- Beginning to use artificial intelligence based on client behavior to predict additional products/services
- Real-time monitoring of KPIs vs. goal/pace for all lines of business (example to right: mortgage business)

Underwriting queue by processor and status

Individual deal queue (days from application to close)



- Loans by credit score
- Monthly production trending
- Rolling performance snapshot by lender
- Lead tracking by source

Data driven organization with focus on delivering key real-time data to our customer-facing teams

More than $5 million in foundational investments since 2014:

- Scalable with minimal incremental near to mid-term investment required
- Focus on building blocks and enterprise risk management / cyber security
- Significant investments in distance learning hardware and software

One of only two banks in 3rd Federal Reserve district with remote loan review (recently completed third remote review)

Proven Track Record of Organic Expansion in New Markets

Branch (County)	Months Open	Current Deposits[1]
Rohrerstown Rd (Lancaster)[2]	50	$45,352,944
Manheim Pike (Lancaster)	27	$29,011,076
New Holland (Lancaster)	23	$21,103,463
Olde Hickory (Lancaster)	11	$8,182,747
Shady Maple (Lancaster)	9	$9,167,579
Lititz (Lancaster)	NEW	$3,317,711
The Crossings (Lancaster)	NEW	$1,555,361
Lancaster County Deposits		**$117,690,881**

Branch (County)	Months Open	Current Deposits[1]
Market St. (Cumberland)[4]	35	$113,622,252
HRO (Dauphin)	33	$40,013,918



Total Loans[3] (Lancaster County)
$500,000,000
$450,000,000
$400,000,000
$350,000,000
$300,000,000
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$-
59.2% CAGR
$71,979,406
$152,926,683
$261,453,536
$395,731,102
$462,272,463
6/30/15
6/30/16
6/30/17
6/30/18
6/30/19

- Since entering Lancaster County in 2015, our results have demonstrated the effectiveness of our Market President Model
- Nine most recent branch locations opened tracking favorably to internal growth projections
- Market disruption in Maryland should provide favorable tailwind, similar to Lancaster County

1 Current deposits as of 7/25/2019 utilizing same methodology as FDIC reporting; 2 Rohrerstown Rd. branch opened 11/12/13 as an LPO-- approval for deposit gathering was 6/1/2015; 3 Total loans is total of all loan types (commercial, consumer, mortgage) originated in Lancaster market, excluding loans that were subsequently re-domiciled to Lancaster County branches due to customer preference. 4 Camp Hill branch was short distance relocation to superior location; Prior to relocation total deposits were $31.0 million. Lititz and Crossings branches open 6 months or less.

Favorable Conditions for Success in Maryland

Highlights

- Strategically located in the Mid-Atlantic, Baltimore is the 20th most populated MSA in the nation
- Significant market disruption expected from BB&T/SunTrust merger, Old Line/WesBanco
- Greater Baltimore's growth has outpaced Philadelphia, Chicago and Detroit
- Greater Baltimore has become a leading U.S. metro area for the start-up and growth of new businesses, ranking 3rd and 5th respectively
- Greater Baltimore is the 4th most educated region among the nation's large metropolitan areas
- Greater Baltimore is home to more than 30 colleges and universities
- In the last five years, professional, scientific and technical service contract dollars have increased more than 60%
- Thriving port and easy access via rail, air and highways; connected to legacy markets by Interstate 83

Greater Baltimore – Top 10 Employers[1]

Company	# of Employees	Business
Johns Hopkins University	25,869	Education
Johns Hopkins Health System	22,142	Health Care
University of Maryland Medical System	19,500	Health Care
MedStar Health	12,385	Health Care
Lifebridge Health	9,959	Health Care
Northrop Grumman Corp.	8,925	Manufacturing
Wal-Mart Stores Inc.	7,506	Retail
Exelon Corp.	5,284	Utilities
Giant Food LLC	5,075	Retail
Mercy Health Services	5,015	Health Care

Baltimore County – Featured Headquarters

Source: Economic Alliance of Greater Baltimore; Baltimore Business Journal, 2016-2017; Baltimorecountymd.gov; Commerce.Maryland.gov 1 Only private sector (non-government) employers are included

Loan Mix

Orrstown Financial Services, Inc.
Loan Mix

	Year-end										YTD		4.5 Yr CAGR
	2014		2015		2016		2017		2018		06/30/2019		
Category	($ mil.)	(%)	($ mil.)	(%)	($ mil.)	(%)	($ mil.)	(%)	($ mil.)	(%)	($ mil.)	(%)	(%)
Construction	30.2	4.3	50.7	6.5	30.7	3.5	31.0	3.1	49.4	4.0	69.8	4.4	20.5
Consumer/HELOC	95.6	13.6	118.2	15.1	127.3	14.4	154.0	15.2	176.9	14.2	199.9	12.5	17.8
Residential Mortgage	196.3	27.9	197.5	25.3	216.6	24.5	252.3	25.0	347.9	27.9	501.3	31.3	23.2
CRE	144.0	20.4	145.4	18.6	206.4	23.4	244.5	24.2	252.8	20.3	299.0	18.7	17.6
Commercial	139.3	19.8	165.0	21.1	182.4	20.6	215.0	21.3	251.9	20.2	350.4	21.9	22.7
Multifamily	27.5	3.9	35.1	4.5	47.7	5.4	53.6	5.3	78.9	6.3	93.3	5.8	31.2
State & Political	61.2	8.7	57.5	7.4	53.7	6.1	42.1	4.2	51.0	4.1	48.4	3.0	(5.1)
Other	10.9	1.5	12.3	1.6	18.5	2.1	17.6	1.7	38.8	3.1	39.5	2.5	33.2
Total Loans HFI	**704.9**		**781.7**		**883.4**		**1,010.0**		**1,247.7**		**1,601.7**		**20.0**


Orrstown Financial Services, Inc. Loan Mix as of 06/30/2019
Multifamily 6%
State & Political 3%
Other 2%
Construction 4%
Consumer/HELOC 13%
Residential Mortgage 31%
CRE 19%
Commercial 22%


NPAs/ Assets (%)
1.50
1.00
0.50
0.00
2015
2016
2017
2018
YTD
ORRF
Peers

- Strong Growth—Organic CAGR (adjusted to exclude mergers) 10.7%
- Shift to organic commercial loans
- Reduced risk profile of loan book

Data Source: S&P Global Market Intelligence

Deposit Mix

Orrstown Financial Services, Inc.
Deposit Mix

	Year-end										YTD		4.5 Yr
	2014		2015		2016		2017		2018		06/30/2019		CAGR
Category	($ mil.)	(%)	($ mil.)	(%)	($ mil.)	(%)	($ mil.)	(%)	($ mil.)	(%)	($ mil.)	(%)	(%)
DDA	116.3	16.5	131.4	16.8	150.7	17.1	162.6	16.1	208.8	16.7	249.4	15.6	18.5
NOW	353.7	50.2	356.5	45.6	443.8	50.2	476.5	47.2	556.9	44.6	603.5	37.7	12.6
MMDA & Savings	236.4	33.5	239.4	30.6	261.1	29.6	306.4	30.3	409.2	32.8	501.2	31.3	18.2
Retail CDs	128.1	18.2	185.3	23.7	192.3	21.8	252.2	25.0	343.6	27.5	596.8	37.3	40.8
Jumbo CDs	115.2	16.3	119.7	15.3	104.5	11.8	21.9	2.2	40.3	3.2	61.7	3.9	(12.9)
Total Deposits	**949.7**		**1,032.2**		**1,152.5**		**1,219.5**		**1,558.8**		**2,012.5**		**18.2**



Orrstown Financial Services, Inc. Dep. Mix as of 06/30/2019
Retail CDs, 37.3%
Jumbo CDs, 3.9%
MMDA & Savings, 31.3%
DDA, 15.6%
NOW, 37.7%



Interest Cost: IB Deposits (%)
1.50
1.00
0.50
0.00
2015
2016
2017
2018
YTD
ORRF
Peers

- Strong Growth—Organic CAGR (adjusted to exclude mergers)10.0%
- Shift to organic core funding
- Raised rates faster than peers initially, slowed deposit rate increases earlier than peers

Data Source: S&P Global Market Intelligence

2018 Acquisition Activity: Highlights

	Mercersburg Financial Corporation	Hamilton Bancorp, Inc.
Deal Timing:		
Deal Announced	5/31/2018	10/23/2018
Regulatory Approval	9/12/2018	4/1/2019
Deal Closed	10/1/2018	5/1/2019
Core Systems Conversion (both FI's Fiserv to JHA Silverlake)	2/2/2019	8/16/2019 (scheduled)
Transaction Pricing:		
Normalized Price / LTM Earnings + Cost Savings	7.6x[1,4]	10.1x[2,3]
Normalized Price / Tangible Book Value	1.77x	1.31x[3]
Core Deposit Premium[5]	7.4%	4.3%
Financial Impact:		
First Full Year GAAP EPS Accretion	8.7%	8.0%
Internal Rate of Return	18%	18.6%
First Full Year ROAA Pickup	~10 bps	~2 bps
First Full Year ROATCE Pickup	~100 bps	~96 bps
Tangible Book Value Dilution	3.6%	1.7%
Tangible Book Value Earnback Period (Crossover)	~3 years	~1.3 years

1,2. LTM earnings based on 21% effective tax rate for comparability purposes. 3. Normalized pricing multiples adjust for excess capital above 8% TCE/TA. Hamilton's TCE/TA was 8.9% as of June 30, 2018. 4. Normalized pricing multiples adjust for excess capital above 8% TCE/TA. Mercersburg's TCE/TA was 11.5% as of March 31, 2018. 5. Core deposit premium excludes time deposit accounts with balances over $100,000 and foreign deposits, if applicable.

Key Metrics: 2015 to Current

Return metrics improved due to:

- Capacity utilization
- Loan growth
- Capital deployment, and
- The risk profile of the company.



Core ROAA (%)
1.40
1.20
1.00
0.80
0.60
0.40
2015
2016
2017
2018
YTD
ORRF
Peers



NPAs/ Assets (%)
1.50
1.00
0.50
0.00
2015
2016
2017
2018
YTD
ORRF
Peers



Efficiency Ratio (%)
90.00
80.00
70.00
60.00
50.00
40.00
2015
2016
2017
2018
YTD
ORRF
Peers

Data Source: S&P Global Market Intelligence

For Additional Information

Thomas R. Quinn, Jr.
President & CEO
tquinn@orrstown.com
717-530-2602

Thomas R. Brugger
Chief Financial Officer
tbrugger@orrstown.com
717-510-7131

Christopher D. Holt
Market President-Maryland
cholt@orrstown.com
410-616-1857

Matthew C. Schultheis, CFA
Investor Relations
mschultheis@orrstown.com
717-510-7127

Appendix

- Five year performance metrics and operating results
- Five quarter performance metrics and operating results
- GAAP to non-GAAP reconciliation

Five Year Trends: Summary Financials

(Dollars in thousands, unless indicated)	2018	2017	2016	2015	2014
Results of Operation:					
Tax-equivalent interest income	66,254	53,462	43,871	40,288	39,653
Interest expense	13,467	7,644	5,417	4,301	4,159
Tax-equivalent net interest income	52,787	45,818	38,454	35,987	35,494
Tax-equivalent adjustment	1,417	2,447	1,909	1,653	1,470
Provision (credit) for loan losses	800	1,000	250	(603)	(3,900)
Non-interest income	21,746	20,369	19,557	18,944	18,555
Non-interest expense	57,871	50,312	47,958	44,373	43,469
Income before taxes	14,445	12,428	7,894	9,508	13,010
Income taxes	1,640	4,338	1,266	1,634	(16,132)
Net income	12,805	8,090	6,628	7,874	29,142
Per Share Data & Market Capitalization:					
Market capitalization ($ millions)	171.7	210.8	185.6	147.6	140.5
End of period price per share	$18.21	$25.25	$22.40	$17.84	$17.00
Net income (loss) - basic per share	$1.53	$1.00	$0.82	$0.97	$3.59
Net income (loss) - diluted per share	$1.50	$0.98	$0.81	$0.97	$3.59
Dividends declared per share	$0.51	$0.42	$0.35	$0.22	$0.00
Book value per share	$18.39	$17.34	$16.28	$16.08	$15.40
Period End Balances:					
Assets	1,934,388	1,558,849	1,414,504	1,292,816	1,190,443
Loans & Leases	1,247,657	1,010,012	883,391	781,713	704,946
Securities	476,686	425,305	408,124	402,844	384,549
Deposits	1,558,756	1,219,515	1,152,452	1,032,167	949,704
Borrowings	179,378	177,391	112,027	113,651	101,554
Shareholders equity	173,433	144,765	134,859	133,061	127,265
Average Balances:					
Assets	1,710,597	1,488,423	1,325,150	1,233,549	1,173,400
Loans & Leases	1,080,443	940,909	829,062	746,368	680,125
Securities	479,517	420,583	360,355	381,668	413,072
Deposits	1,377,557	1,197,522	1,092,843	982,996	990,360
Borrowings	165,951	134,150	80,722	107,784	69,695
Shareholders equity	149,662	141,301	137,973	131,453	101,250

Data Source: S&P Global Market Intelligence

Five Year Trends: Key Performance Metrics

(Percent unless indicated)	2018	2017	2016	2015	2014
Performance Ratios:					
Return on average assets	0.75	0.54	0.50	0.64	2.48
Return on average common equity	8.56	5.73	4.80	5.99	28.78
Yield on average interest-earning assets	4.15	3.87	3.58	3.51	3.57
Rate on average interest-bearing liabilities	0.99	0.65	0.53	0.45	0.44
Net interest spread	3.16	3.22	3.05	3.06	3.13
Net interest margin	3.31	3.32	3.14	3.14	3.20
Efficiency ratio	74.08	76.28	82.80	83.68	83.26
Capital Ratios:					
Tier 1 leverage	8.42	8.95	9.33	9.77	9.53
Common equity tier 1 to risk-weighted assets	12.03	12.11	13.30	14.55	15.58
Tier 1 capital to risk-weighted assets	12.03	12.11	13.30	14.55	15.58
Total regulatory capital to risk-weighted assets	15.56	13.29	14.55	15.81	16.84
Average equity to average assets	8.75	9.49	10.41	10.66	8.63
Credit Quality Ratios:					
Allowance for loan loss to loans	1.12	1.26	1.44	1.72	2.08
Nonperforming assets to assets	0.27	0.69	0.52	1.34	1.29
Net charge-offs to average loans and leases	(0.04)	0.10	0.13	0.08	0.34

Data Source: S&P Global Market Intelligence

Five Quarter Trends: Summary Financials

(Dollars in thousands, unless indicated)	06/19	03/19	12/18	09/18	06/18
Results of Operation:					
Tax-equivalent interest income	24,659	19,912	19,401	16,575	15,686
Interest expense	5,935	4,877	4,383	3,522	2,971
Tax-equivalent net interest income	18,724	15,035	15,018	13,053	12,715
Tax-equivalent adjustment	292	346	389	349	362
Provision (credit) for loan losses	200	400	200	200	200
Non-interest income	7,879	5,227	5,158	5,487	5,399
Non-interest expense	23,314	16,182	18,305	13,331	13,166
Income before taxes	2,797	3,334	1,282	4,660	4,386
Income taxes	110	232	130	644	374
Net income	2,687	3,102	1,152	4,016	4,012
Per Share Data & Market Capitalization:					
Market capitalization ($ millions)	246.8	176.3	171.7	199.6	218.4
End of period price per share	$21.99	$18.59	$18.21	$23.80	$26.00
Net income (loss) - basic per share	$0.26	$0.34	$0.13	$0.50	$0.50
Net income (loss) - diluted per share	$0.26	$0.33	$0.12	$0.49	$0.48
Dividends declared per share	$0.15	$0.15	$0.13	$0.13	$0.13
Book value per share	$19.59	$18.89	$18.39	$17.36	$17.28
Period End Balances:					
Assets	2,399,508	1,973,283	1,934,388	1,720,755	1,644,118
Loans & Leases	1,601,670	1,265,539	1,247,657	1,084,941	1,063,883
Securities	496,930	500,513	476,686	498,693	462,116
Deposits	2,015,541	1,620,696	1,558,756	1,429,170	1,325,866
Borrowings	124,455	152,774	179,378	128,896	147,473
Shareholders equity	219,868	179,167	173,433	145,557	145,137
Average Balances:					
Assets	2,254,657	1,924,319	1,910,910	1,686,890	1,643,831
Loans & Leases	1,433,605	1,256,598	1,166,299	1,074,412	1,053,999
Securities	496,803	499,755	506,891	490,750	470,993
Deposits	1,879,381	1,564,866	1,559,134	1,377,170	1,313,957
Borrowings	150,265	162,086	162,331	147,213	171,149
Shareholders equity	205,010	174,057	169,209	145,184	142,317

Data Source: S&P Global Market Intelligence; Dollars in thousands, unless indicated

Five Quarter Trends: Key Performance Metrics

(Percent unless indicated)	**06/19**	**03/19**	**12/18**	**09/18**	**06/18**
Performance Ratios:					
Return on average assets	0.48	0.65	0.24	0.94	0.98
Return on average common equity	5.26	7.23	2.70	10.97	11.31
Yield on average interest-earning assets	4.76	4.52	4.33	4.17	4.10
Rate on average interest-bearing liabilities	1.34	1.30	1.15	1.05	0.91
Net interest spread	3.42	3.22	3.18	3.12	3.19
Net interest margin	3.61	3.41	3.35	3.28	3.32
Efficiency ratio	66.10	73.85	76.95	70.09	72.18
Capital Ratios:					
Tier 1 leverage	8.50	8.50	8.42	8.86	8.87
Common equity tier 1 to risk-weighted assets	11.20	11.89	12.03	12.22	12.15
Tier 1 capital to risk-weighted assets	11.20	11.89	12.03	12.22	12.15
Total regulatory capital to risk-weighted assets	14.10	15.34	15.56	13.42	13.35
Average equity to average assets	9.09	9.05	8.85	8.61	8.66
Credit Quality Ratios:					
Allowance for loan loss to loans	0.90	1.12	1.12	1.27	1.26
Nonperforming assets to assets	0.21	0.26	0.27	0.33	0.33
Net charge-offs to average loans and leases	0.01	0.04	(0.00)	(0.07)	(0.09)

Data Source: S&P Global Market Intelligence

Performance Trends



Reported: Net Interest Margin (%)
4.00
3.80
3.60
3.40
3.20
3.00
2.80
2015
2016
2017
2018
YTD
ORRF
Peers

Data Source: S&P Global Market Intelligence



Reported: Net Interest Margin (%)
4.00
3.80
3.60
3.40
3.20
3.00
06/18
09/18
12/18
03/19
06/19
ORRF
Peers

Data Source: S&P Global Market Intelligence



Net Interest Margin (%)
3.60
3.50
3.40
3.30
3.20
3.10
3.00
2015
2016
2017
2018
YTD
Core NIM
AY

Data Source: Orrstown Internal Reporting



Net Interest Margin (%)
3.70
3.60
3.50
3.40
3.30
3.20
3.10
3.00
06/18
09/18
12/18
03/19
06/19
Core NIM
AY

Data Source: Orrstown Internal Reporting

Performance Trends (Continued)



Reported: ROAA (%)
1.20
1.00
0.80
0.60
0.40
0.20
0.00
2015
2016
2017
2018
YTD
ORRF
Peers



Reported: ROAA (%)
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
06/18
09/18
12/18
03/19
06/19
ORRF
Peers



Reported: ROAE (%)
12.00
10.00
8.00
6.00
4.00
2.00
0.00
2015
2016
2017
2018
YTD
ORRF
Peers



Reported: ROAE (%)
12.00
10.00
8.00
6.00
4.00
2.00
0.00
06/18
09/18
12/18
03/19
06/19
ORRF
Peers

Data Source: S&P Global Market Intelligence

Asset Quality Trends



NPAs/ Assets (%)
1.50
1.00
0.50
0.00
2015
2016
2017
2018
YTD
ORRF
Peers



NPAs/ Assets (%)
0.80
0.60
0.40
0.20
0.00
06/18
09/18
12/18
03/19
06/19
ORRF
Peers



Reserves/ Loans Held For Investment (%)
2.00
1.50
1.00
0.50
0.00
2015
2016
2017
2018
YTD
ORRF
Peers



Reserves/ Loans Held For Investment (%)
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
06/18
09/18
12/18
03/19
06/19
ORRF
Peers

Data Source: S&P Global Market Intelligence;

Capital Trends



Leverage Ratio (%)
10.00
9.50
9.00
8.50
8.00
2015
2016
2017
2018
ORRF
Peers



Leverage Ratio (%)
9.50
9.00
8.50
8.00
7.50
06/18
09/18
12/18
03/19
ORRF
Peers



Tier 1 Ratio (%)
16.00
14.00
12.00
10.00
8.00
2015
2016
2017
2018
ORRF
Peers



Tier 1 Ratio (%)
12.50
12.00
11.50
11.00
10.50
10.00
06/18
09/18
12/18
03/19
ORRF
Peers

Data Source: S&P Global Market Intelligence

GAAP to Non-GAAP Reconciliation

APPENDIX - Supplemental Reporting of Non-GAAP Measures and GAAP to Non-GAAP Reconciliations

Management believes providing certain "non-GAAP" financial information will assist investors in their understanding of the effect of acquisition activity on reported results, particularly to overcome comparability issues related to the influence of purchase accounting adjustments for interest accretion on net interest margin.

Net interest margin excluding the impact of purchase accounting, as used by the Company in this presentation, is determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures as presented herein, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

	Three Months Ended			Calendar	YTD
Net Interest Margin (excluding the impact of purchase accounting)	12/31/2018	3/31/2019	6/30/2019	2018	6/30/2019
Reported net interest margin	3.35%	3.41%	3.61%	3.31%	3.52%
Adjustment for purchase accounting					
Total interest-earning assets (loans)	-0.08%	-0.08%	-0.30%	-0.03%	-0.19%
Net Interest Margin (excluding the impact of purchase accounting)	3.27%	3.33%	3.31%	3.28%	3.33%

S&P Global Reconciliation

Appendix: Reconciliation of S&P Global Market Intelligence Core Return on Average Assets

Dollars in thousands unless indicated	YTD June 30, 2019	2018	Full Year 2017	2016	2015
Net Income	$ 5,789	$ 12,805	$ 8,090	$ 6,628	$ 7,874
-Securities Gains (Losses)	2,403	1,006	1,190	1,420	1,924
-Life Insurance Proceeds	255	-	-	-	-
+Amortization of Intangible Assets	610	286	107	99	207
+Merger-related Costs	7,505	3,197	-	-	-
+Insurance Claim Write-off	615	-	-	-	-
+Regulatory Settlement	-	-	-	1,000	-
+Indemnification Costs	-	-	600	-	-
Total Pretax Adjustments	6,072	2,477	(483)	(321)	(1,717)
Tax Adjustment at Statutory Rate	1,275	520	(169)	(112)	(601)
Total After-tax Adjustments	4,797	1,957	(314)	(209)	(1,116)
Tax Act Changes	-	-	2,635	-	-
S&P Global Core Net Income	10,586	14,762	10,411	6,419	6,758
Average Assets	2,089,488	1,709,802	1,488,015	1,325,015	1,233,204
S&P Global Core ROAA (%)	1.01	0.86	0.70	0.48	0.55

Data Source: S&P Global Market Intelligence

S&P Global Reconciliation

Appendix: Reconciliation of S&P Global Market Intelligence Efficiency Ratio

Dollars in thousands unless indicated	YTD June 30, 2019	Full Year 2018	2017	2016	2015	2014
GAAP Total Expenses	$ 39,496	$ 57,871	$ 50,312	$ 47,958	$ 44,373	$ 43,469
-Amortization of Intangible Assets	610	286	107	99	207	208
-Merger-related Costs	7,505	3,197	-	-	-	-
-Insurance Claim Write-off	615	-	-	-	-	-
-Regulatory Settlement	-	-	-	1,000	-	-
-Indemnification Costs	-	-	600	-	-	-
-Foreclosure Expenses	-	(84)	(14)	1	(189)	(129)
Adjusted Expenses	30,766	54,472	49,619	46,858	44,355	43,390
Net Interest Income	33,121	51,370	43,371	36,545	34,334	34,024
Non-Interest Income	13,106	21,746	20,369	19,557	18,944	18,555
Total Revenue	46,227	73,116	63,740	56,102	53,278	52,579
+Full-tax Equivalent Adjustment	638	1,417	2,447	1,952	1,653	1,471
-Securities Gains (Losses)	2,403	1,006	1,190	1,420	1,924	1,935
-Life Insurance Proceeds	255	-	-	-	-	-
Adjusted Revenue	44,207	73,527	64,997	56,634	53,007	52,115
S&P Global Efficiency Ratio (%)	69.60	74.08	76.28	82.80	83.68	83.26

Data Source: S&P Global Market Intelligence

S&P Global Reconciliation

Appendix: Reconciliation of S&P Global Market Intelligence Efficiency Ratio

	Quarter Ended				
Dollars in thousands unless indicated	06/30/19	03/31/19	12/31/18	09/30/18	06/30/18
GAAP Total Expenses	$ 23,314	$ 16,182	$ 18,305	$ 13,331	$ 13,166
-Amortization of Intangible Assets	402	208	214	24	24
-Merger-related Costs	6,860	645	2,724	319	154
-Insurance Claim Write-off	-	615	-	-	-
-Regulatory Settlement	-	-	-	-	-
-Indemnification Costs	-	-	-	-	-
-Foreclosure Expenses	-	-	(69)	13	(53)
Adjusted Expenses	16,052	14,714	15,436	12,975	13,041
Net Interest Income	18,432	14,689	14,629	12,704	12,353
Non-Interest Income	7,879	5,227	5,158	5,487	5,399
Total Revenue	26,311	19,916	19,787	18,191	17,752
+Full-tax Equivalent Adjustment	-	-	-	-	-
-Securities Gains (Losses)	2,064	339	115	29	46
-Life Insurance Proceeds	255	-	-	-	-
Adjusted Revenue	23,992	19,577	19,672	18,162	17,706
S&P Global Efficiency Ratio (%)	66.10	73.50	76.95	70.09	72.18

Data Source: S&P Global Market Intelligence

Orrstown Financial Services, Inc.






ORRSTOWN BANK

Celebrating 100 Years as an Independent and Growing Community Bank

Boenning & Scattergood, Inc. • Community Bank Conference • August 7-8, 2019